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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   December 4, 2000
                                                   ----------------



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)



             Nevada                  0-23835            87-0397464

  (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)         File Number)      Identification No.)



 6490 South McCarran Blvd., Suite D-28, Reno, Nevada              89509

      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886
                                                      --------------

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         HomeSeekers.com, Incorporated, a Nevada corporation (the "Company"), is filing herewith and incorporating herein by reference the Equity Line of Credit Agreement, dated as of December 4, 2000, between the Company and Alpha Venture Capital, Inc. ("AVC"), Form of Common Stock Warrant and Escrow Agreement, dated as of December 4, 2000, between the Company and AVC, each of which relates to the Company's previously announced equity line of credit with AVC.

         Additional information with respect to the transactions described herein is set forth in the exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      n/a

         (b)      n/a

         (c)      Exhibits.

                   See the Exhibit Index, following the signature page of this
                     Report, which Exhibit Index is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 18, 2000

                                       HomeSeekers.com, Incorporated




                                       By: /s/ John Giaimo
                                           -----------------------------------
                                           John Giaimo
                                           Chief Executive Officer

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                                  EXHIBIT INDEX


  EXHIBIT NO.       DESCRIPTION
     1.1            Equity Line of Credit Agreement, dated as of December 4,
                    2000, between the Company and AVC.

     1.2 Letter Agreement, dated as of December 15, 2000, between the Company and AVC, amending the Equity Line of Credit Agreement.

     4.1 Form of Common Stock Warrant (Exhibit D to the Equity Line of Credit Agreement).

    99.1 Escrow Agreement, dated as of December 4, 2000, between the Company and AVC (Exhibit E to the Equity Line of Credit Agreement).